Exhibit 10.3

AMENDMENT NO. 1
TO THE REGISTRATION RIGHTS AGREEMENT

THIS AMENDMENT NO. 1 (this “Amendment”) to that certain Registration Rights Agreement dated February 10, 2016 (the “Registration Rights Agreement”) by and among Offshore Group Investment Limited, an exempted company incorporated with limited liability in the Cayman Islands (the “Company”), and each of the Holders party thereto, is made as of May 9, 2016 by and among the Company and the Holders listed on the signature pages hereto. All capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Registration Rights Agreement.

WHEREAS, the Company desires to amend the Indenture, dated as of February 10, 2016, (the “Indenture”) governing its 1%/12% Step-Up Senior Secured Third Lien Convertible Notes due 2030 (the “Notes”) by and among the Company, the Guarantors party thereto, U.S. Bank National Association, as trustee, and U.S. Bank National Association, as noteholder collateral agent, and the Third Lien Security Agreement, dated as of February 10, 2016 (the “Security Agreement”), by and among the grantors listed on the signature pages thereto and U.S. Bank National Association, as noteholder collateral agent, to exclude the capital stock and other securities of any of the Guarantors from the Collateral (as defined in the Indenture) to the extent the pledge of such capital stock or other securities to secure the Notes would cause such Guarantor to be required to file separate financial statements with the SEC pursuant to Rule 3-16 of Regulation S-X (as in effect from time to time) (the “Proposed Amendments”);

WHEREAS, currently, such separate financial statements would be required of the following Guarantors: Vantage Holdings Cyprus ODC Limited, Vantage Driller ROCO S.R.L., Vantage International Management Co., and Vantage Drilling Africa (collectively, the “Affected Guarantors”);

WHEREAS, the security pledge on the assets held by the Affected Guarantors and the guarantee provided by the Affected Guarantors would remain in effect and unchanged as a result of the Proposed Amendments;

WHEREAS, the failure to enact the Proposed Amendments may result in (i) significant delays in filing the Registration Statement contemplated by the Registration Rights Agreement and (ii) significant costs to the Company in preparing the audited financial statements of the Affected Guarantors in connection with preparing and filing each of (x) the Registration Statement contemplated by the Registration Rights Agreement, (y) any future registration statement to be filed by the company and (z) any annual reports on Form 10-K to be filed by the Company with the Commission;

WHEREAS, to enact the Proposed Amendments, the Company must complete a consent solicitation, which, because of an ongoing CUSIP reassignment process at The Depository Trust Company with respect to the Registrable Securities, cannot be completed on or prior to the ninetieth (90th) day following the Plan Effective Date (the “Outside Date”), and the Company requires an extension of the Outside Date in order to comply with its obligations under the Registration Rights Agreement;

NOW, THEREFORE, in consideration of the mutual promises and covenants contained in the Registration Rights Agreement and this Amendment, the parties hereto agree, represent and warrant as follows:

1.Each Holder hereby represents and warrants that as of the date hereof, it is the beneficial owner of the number of shares of Registrable Securities listed on its signature page to this Amendment.

2.Section 2(a) of the Registration Rights Agreement is hereby amended and restated in its entirety as follows:

“(a) The Company shall prepare a Shelf Registration Statement (the “Initial Shelf Registration Statement”), and shall include in the Initial Shelf Registration Statement the Registrable Securities of each Holder who shall request inclusion therein of some or all of their Registrable Securities by checking the appropriate box on the signature page of such Holder hereto or by written notice to the Company no later than seventy-five (75) days after the Plan Effective Date. The Company shall file the Initial Shelf Registration Statement with the Commission on or prior to June 16, 2016; provided, however, that the Company shall not be required to file or cause to be declared effective the Initial Shelf Registration Statement unless Holders request (and have not by the seventy-fifth day after the Plan Effective Date revoked such request by written notice to the Company) the inclusion in the Initial Shelf Registration Statement of Registrable Securities constituting at least fifteen percent (15%) of all Registrable Securities, and such Holders otherwise timely comply with the requirements of this Agreement with respect to the inclusion of such Registrable Securities in the Initial Shelf Registration Statement.”

3.Except as otherwise expressly set forth in this Amendment, the Registration Rights Agreement shall continue to be in full force and effect in accordance with its terms.

4.This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same document. This Amendment may be executed by facsimile signatures.

[Signatures pages follow]

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed as of the date and year first written above

Vantage Drilling International (f/k/a Offshore Group Investment Limited)

By:__________________________

Name:

Title:

[Signature Page to Amendment No. 1 to the Registration Rights Agreement]

IN WITNESS WHEREOF, the undersigned Holder has caused this Amendment to be executed as of the date and year first written above, and hereby represents and warrants that it is the beneficial owner of the number of Registrable Securities set forth under its name on the date hereof.

HOLDER:

____________________________

By:______________________

Name:

Title:

Number of Shares of Registrable Securities Beneficially Owned: ______________

[Signature Page to Amendment No. 1 to the Registration Rights Agreement]